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                                                                    Exhibit 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Destia Communication, Inc., we hereby consent to the use of our report dated February 2, 1999 (and to all references to our Firm) included in or made a part of Viatel, Inc.'s registration statement on Form S-4.


                                             /s/ Arthur Andersen LLP
                                             -----------------------
                                             Arthur Andersen LLP

New York, New York
June 27, 2000